UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 22, 2007

AVANT IMMUNOTHERAPEUTICS, INC.

(Exact name of registrant as specified in charter)

Delaware	0-15006	13-3191702
(State or other jurisdiction	(Commission file number)	(IRS employer
of incorporation)		identification no.)

119 Fourth Avenue

Needham, Massachusetts  02494-2725

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(781) 433-0771

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 19, 2007, AVANT Immunotherapeutics, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Celldex Therapeutics, Inc., a Delaware corporation (“Celldex”), and Callisto Merger Corporation, a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”). The Merger Agreement contemplates a stock-for-stock merger, pursuant to which Merger Sub will be merged with and into Celldex, with Celldex as the surviving entity (the “Merger”). In the Merger, each outstanding share of Celldex common stock, par value $.01 per share and Class A common stock, par value $.01 per share (“Celldex Common Stock”) will be automatically converted into that number of validly issued, fully paid and nonassessable shares of common stock, par value $.001 per share of the Company (the “Company Common Stock”), that will result in the Celldex stockholders and optionholders owning 58% of the fully-diluted outstanding common stock of the surviving entity (the “Issuance”).

In connection with the Merger, the Company will (i) file with the Securities Exchange Commission (the “SEC”) a combined registration statement and proxy statement on Form S-4 (including any amendment, supplements and exhibits thereto) (the “Proxy Statement/Registration Statement”) with respect to the shares of Company Common Stock in the Merger and (ii) propose to amend the Company’s Certificate of Incorporation to effect an increase in the Company’s authorized shares to 300,000,000 (the “Authorized Share Increase”) and a reverse stock split (the “Reverse Stock Split” and such amendment, the “Charter Amendment”). In addition, all options to purchase Celldex Common Stock outstanding as of the effective time of the Merger under Celldex’s 2005 Equity Incentive Plan, shall be assumed by the Company in accordance with the Merger Agreement.

The Merger has been approved by the Company’s Board of Directors. The Charter Amendment and  Issuance contemplated by the Merger Agreement are subject to approval by the stockholders of the Company and the Merger and the transactions contemplated by the Merger Agreement are subject to approval by the stockholders of Celldex. In connection with the Merger, the continuing officers and directors of both the Company and Celldex have entered into six-month lock-up agreements, pursuant to which they are prohibited from selling their stock. Additionally, the two largest Celldex stockholders have entered into similar lock-up agreements for 12-months.

The transactions contemplated by the Merger Agreement are subject to the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the authorization for listing on the NASDAQ Capital Market or the NASDAQ Global Market of the shares of Company Common Stock issued in connection with the Merger and other customary closing conditions set forth in the Merger Agreement. The Merger Agreement provides that the Company must pay to Celldex a termination fee of $1,325,000 in certain circumstances, with an additional obligation for each party to reimburse reasonable transaction-related expenses of the other party in certain circumstances, up to an aggregate cap of $250,000. The Merger is currently expected to close in the first quarter of 2008.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders

In connection with the Merger, the Company and Computershare Trust Company, N.A. (f/k/a EquiServe Trust Company, N.A.)(the “Rights Agent”), entered into the First Amendment (the “Rights Amendment”) to the Shareholders Rights Agreement, dated as of November 5, 2004 (the “Rights Agreement”). The Rights Amendment provides that (i) neither Merger Sub or Celldex or any of their Affiliates and Associates (as those terms are defined in the Rights Agreement), will be deemed to be an “Acquiring Person”, a “Beneficial Owner” or a “Principal Party” solely by virtue or as a result of the approval, execution, delivery, adoption or performance of the Merger Agreement, the commencement or consummation of the Merger, the Issuance, the filing of the Charter Amendment or any other transactions contemplated thereby, (such actions described in this sentence, the “Permitted Events”) and (ii) no “Stock Acquisition Date” or “Distribution Date” will be deemed to have occurred solely by virtue or as a result of the public announcement of any Permitted Event.

The foregoing description of the Rights Amendment is qualified in its entirety by reference to such Rights Amendment, which was filed as Exhibit 10.1 to the Form 8-A/A filed by the Company with the Securities and Exchange Commission on October 22, 2007, and which is incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers.

On October 12, 2007, the Compensation Committee approved an amendment to the Amended and Restated Employment Agreement (the “Employment Agreement”) by and between the Company and Una S. Ryan, Ph.D. (the “CEO”), dated as of August 20, 1998 (the “Amendment”). The Amendment provides that (i) the term of the CEO’s employment will terminate on the thirteen month anniversary of the Merger unless otherwise extended and (ii) in the event of termination of employment without cause by the Company or by the CEO for good reason, or if the CEO is terminated by the Company on or after the first anniversary of the Merger for any reason or resigns, the Company will make a retirement payment to the CEO in the amount of $1,323,203. Further, the CEO’s Employment Agreement was amended with respect to certain technical amendments to comply with Section 409A of the Internal Revenue Code. The Amendment requires a six-month delay to the payment of severance to the CEO to the extent required by Section 409A of the Internal Revenue Code to avoid the imposition of the 20 percent excise tax. If a six-month delay is required, the Company has agreed to promise interest at the short-term applicable federal rate.

This description of the Amendment to the CEO’s agreement is qualified in its entirety by reference to the amendment attached as Exhibit 10.2 hereto and incorporated herein by reference.

Compensatory Plans

Pursuant to the Merger Agreement, at the effective time of the Merger, all outstanding and unexercised stock options of the Company will terminate in accordance with their terms, as the Merger will constitute a “change in control” as defined in the plan. Restricted stock units granted pursuant to the 1999 Stock Option and Incentive Plan, as amended, shall continue and remain in effect on or after the effective time of the Merger, subject to the same terms and conditions set forth in the agreement pursuant to which such restricted stock units were issued.

On October 19, 2007, the Board of Directors also resolved to suspend the Company’s 2004 Employee Stock Purchase Plan, prior to the consummation of the Merger. Further the Board of Directors resolved to adopt and declare advisable the AVANT Immunotherapeutics, Inc. 2008 Stock Option and Incentive Plan, subject to shareholder approval.

This description of the AVANT Immunotherapeutics, Inc. 2008 Stock Option and Incentive Plan is qualified in its entirety by reference to the document attached as Exhibit 10.3 hereto and incorporated herein by reference.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

The Company intends to file a Proxy Statement/Registration Statement of Form S-4 with the SEC with respect to the shares of Common Stock in the Merger. Investors and security holders are advised to read the proxy statement/prospectus (including any amendments or supplements thereto) regarding the proposed Merger when it becomes available because it contains important information about the Company, Celldex and the proposed transaction and other related matters. The proxy statement/prospectus will be sent to stockholders of the Company seeking their approval of the proposed transaction. Investors and security holders may obtain a free copy of the proxy statement/prospectus and any amendments or supplements thereto (when they are available) and other documents filed by the Company at the Securities and Exchange Commission’s web site at www.sec.gov. The proxy statement/prospectus and such other documents may also be obtained for free by directing such request to

AVANT Immunotherapeutics, Inc. 119 Fourth Avenue, Needham, Massachusetts 02494,  Attn: Una Ryan/Avery “Chip” Catlin, tel: (781) 433-0771; e-mail: info@avantimmune.com

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as “believes,” “ expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions. These forward-looking statements are subject to risks and uncertainties that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements. Important factors that might cause such a difference include, but are not limited to, costs related to the merger, failure of Celldex’s stockholders to approve the Merger; AVANT’s or Celldex’s inability to satisfy the conditions of the Merger; AVANT’s inability to maintain its NASDAQ listing; the risk that AVANT’s and Celldex’s businesses will not be integrated successfully; the combined company’s inability to further identify, develop and achieve commercial success for new products and technologies; the possibility of delays in the research and development necessary to select drug development candidates and delays in clinical trials; the risk that clinical trials may not result in marketable products; the risk that the combined company may be unable to successfully secure regulatory approval of and market its drug candidates; the risks associated with reliance on outside financing to meet capital requirements; risks associated with Celldex’s new and uncertain technology; risks of the development of competing systems; risks related to the combined company’s ability to protect its proprietary technologies; risks related to patent-infringement claims; risks of new, changing and competitive technologies and regulations in the U.S. and internationally; and other events and factors disclosed previously and from time to time in AVANT’s filings with the Securities and exchange Commission, including AVANT’s Annual Report on Form 10-K for the year ended December 31, 2006. The Companies do not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed merger of AVANT  and Celldex. In connection with the proposed merger, AVANT and Celldex intend to file relevant materials with the SEC, including AVANT’s Proxy Statement/Registration Statement on Form S-4. SHAREHOLDERS OF AVANT ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING AVANT’S PROXY STATEMENT/REGISTRATION STATEMENT ON FORM S-4, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and AVANT shareholders will receive information at an appropriate time on how to obtain transaction-related documents for free from AVANT. Such documents are not currently available.

The directors and executive officers of AVANT and Celldex  may be deemed to be participants in the solicitation of proxies from the holders of AVANT common stock in respect of the proposed transaction. Information about the directors and executive officers of AVANT is set forth in the proxy statement for AVANT’s most recent 10-K, which was filed with the SEC on March 16, 2007. Investors may obtain additional information regarding the interest of AVANT and its directors and executive officers, and Celldex and its directors and executive officers in the proposed transaction by reading the proxy statement regarding the acquisition when it becomes available.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are furnished with this report:

Exhibit	Description
2.1*	Agreement and Plan of Merger dated as of October 19, 2007 by and among the Company, Callisto Merger Corporation and Celldex Therapeutics, Inc.

10.1

Amendment No. 1 to Shareholder Rights Amendment dated November 5, 2004, between the Company and Computershare Trust Company, N.A. (formerly EquiServe Trust Company, N.A.), as Rights Agent, incorporated by reference to Exhibit 10.1 of the Company’s Form 8-A/A, filed October 22, 2007.

10.2	Third Amendment to Amended and Restated Employment Agreement dated as of October 19, 2007, between the Company and Una S. Ryan, Ph.D.

10.3	AVANT Immunotherapeutics, Inc. 2008 Stock Option and Incentive Plan

99.1	Joint Press Release dated October 22, 2007

* The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AVANT IMMUNOTHERAPEUTICS, INC.

Dated: October 22, 2007	By:	/s/ Avery W. Catlin
Avery W. Catlin
		Title:	Senior Vice President and Chief Financial Officer